Exhibit (d)(7)


                        MODEM MEDIA . POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT




Name


     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

2.   Terms and Conditions of Option.

     (a) Exercise Price: The Option Price shall be no less than [            ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable:The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), if the Optionee ceases to be a Service Provider (determined after application of subsection (g) hereof) the Option may be exercised, to the extent vested as of the date of such cessation, during the thirty (30) day period following such cessation, provided that the Option shall not in any event be exercisable following the expiration of its term. Notwithstanding the foregoing provisions of this subsection (c), upon termination as a Service Provider by reason of (i) death, (ii) Disability, or (iii) Retirement, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable, and the Option shall be exercisable during the
[   ] year period following such termination; provided, however, that (1)
the Option shall not in any event be exercisable following the expiration of its term and (2) except in the case of death of the Optionee, the exercise of the Option, to the extent designated as an Incentive Stock Option pursuant to
Section 1 above shall qualify for Incentive Stock Option treatment only if the Optionee has been an employee of the Company or any Subsidiary at all times during the period beginning with the Date of Grant and ending on the day three
(3) months (or one (1) year if the Optionee is permanently and totally disabled as defined in Section 22(e)(3) of the Code) before the date of exercise of the Option. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause: In the event that the Optionee shall be dismissed as a Service Provider of the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be canceled effective as of the date of the Optionee's termination.

     (g) Effect of Change in Control: If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily as a Service Provider by the Company without Cause, the Option granted under this Option Agreement shall immediately vest effective the date of termination.

     (h) ISO/Non-Qualified Status: If designated as such in Section 1 above, this Option is intended to qualify as an Incentive Stock Option ("ISO") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nevertheless, to the extent that the value of the Common Stock subject to the Option exceeds the $100,000 limit of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

3.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise, and paying the Option Price for each share of Common Stock to be purchased under the Option Agreement. Payment of the Option Price shall be made:

          (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; or

          (iv) by any combination of the above methods of payment;

     provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise the Option as it deems appropriate.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in
Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. The Optionee should consult a tax adviser before exercising this Option or disposing of the shares.

     (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

     (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares (measured from the Fair Market Value on the date of exercise) will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares (measured from the Exercise Price) will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Service. The Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's relationship as a Service Provider at any time with or without Cause.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                    MODEM MEDIA, INC.



--------------------------------------      -----------------------------------
Signature                                   By



--------------------------------------      -----------------------------------
Print Name                                  Title


--------------------------------------

--------------------------------------
Residence Address



               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.
           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(7)


                        MODEM MEDIA . POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                        STOCK OPTION AGREEMENT - BRAZIL




[Address]


     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

2.   Terms and Conditions of Option.

     (a) Exercise Price. The Option Price shall be no less than [         ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), if the Optionee ceases to be a Service Provider (determined after application of subsection (g) hereof) the Option may be exercised, to the extent vested as of the date of such cessation, during the thirty (30) day period following such cessation, provided that the Option shall not in any event be exercisable following the expiration of its term. Notwithstanding the foregoing provisions of this subsection (c), upon termination as a Service Provider by reason of (i) death, (ii) Disability, or (iii) Retirement, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable, and the Option shall be exercisable during the
[   ] year period following such termination; provided, however, that the
Option shall not in any event be exercisable following the expiration of its term. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause. In the event that the Optionee shall be dismissed as a Service Provider of the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be canceled effective as of the date of the Optionee's termination.

     (g) Effect of Change in Control. If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily as a Service Provider by the Company other than for Cause, the Option granted under this Option Agreement shall immediately vest effective the date of termination.

3.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise. The Optionee may exercise such Options solely by means of the same-day-sale (or cashless exercise) method of exercising until such time as the Committee shall determine that other methods of exercise may be permitted and after consideration of Brazilian foreign exchange and other laws and regulations.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in
Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Service or Future Grants. The Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's relationship as a Service Provider at any time with or without Cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted at the sole discretion of the Committee and is not part of his or her contractual compensation and does not oblige the Company to offer options in future years or in similar amounts. The Optionee waives any and all acquired rights claims in connection with past or future employment or service as a consultant or director.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                      MODEM MEDIA, INC.



------------------------------------          ---------------------------------
Signature                                     By



------------------------------------          ---------------------------------
Print Name                                    Title



------------------------------------

------------------------------------
Residence Address


               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.
           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(7)


                         MODEM MEDIA.POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                        STOCK OPTION AGREEMENT - CANADA

[Address]



     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:


2.   Terms and Conditions of Option.

     (a) Exercise Price. The Option Price shall be no less than [          ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), in the event of the Optionee ceasing to be a Service Provider of the Company, or any of its Subsidiaries after application of subsection (g) hereof, for any reason whatsoever (subject to subsection (f) hereof), the Option may be exercised, to the extent vested as of the date the Optionee ceases to be a Service Provider from the date of the notice of termination and irrespective of whether that notice of termination was lawful or unlawful (the "Effective Date"), during the thirty (30) day period following the Effective Date, or, in the case of an Option which vests during the Optionee's employment standards notice period in accordance with subsection (c.1) hereof, during the thirty (30) day period following the vesting of such Option, provided that the Option shall not in any event be exercisable following the expiration of its term. Except as set forth in subsection (c.1) below, unvested Options shall have no force or effect as of the Effective Date. Notwithstanding the foregoing provisions of this subsection (c), where the Optionee ceases to be a Service Provider by reason of (i) death, (ii) Disability, or (iii) Retirement, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable, and the Option shall be exercisable during the
[   ] year period following such termination; provided however, that the
Option shall not in any event be exercisable following the expiration of its term. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (c.1) Vesting after Termination: Other than in the case of (i) death, (ii) Disability, or (iii) Retirement, where the Optionee ceases to be a Service Provider of the Company, or any of its Subsidiaries after application of subsection (g) hereof, for any reason whatsoever (subject to subsection (f) hereof), any Option which is unvested as of the Effective Date will be cancelled as of the Effective Date, with the exception of any Option which would otherwise vest during any notice period to which the Optionee is entitled pursuant to applicable employment standards legislation, which Option shall be exercisable in accordance with subsection (c) hereof.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause. In the event that the Optionee shall be dismissed as a Service Provider of the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be cancelled immediately upon the Optionee ceasing to be a Service Provider.

     (g) Effect of Change in Control. If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily as a Service Provider by the Company other than for Cause, the Option granted under this Option Agreement shall immediately vest effective the date of termination.

3.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise, and paying the Option Price for each share of Common Stock to be purchased under the Option Agreement. Payment of the Option Price shall be made:

          (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; or

          (iv) by any combination of the above methods of payment;

     provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise the Option as it deems appropriate.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Service or Future Grants. The Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's relationship as a Service Provider at any time with or without Cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted at the sole discretion of the Committee and is not part of his or her contractual compensation and does not oblige the Company to offer options in future years or in similar amounts. The Optionee waives any and all acquired rights claims in connection with past or future employment or service as a consultant or director.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                    MODEM MEDIA, INC.



-------------------------------------       ------------------------------------
Signature                                   By



-------------------------------------       ------------------------------------
Print Name                                  Title




-------------------------------------

-------------------------------------
Residence Address


               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.


           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(7)


                         MODEM MEDIA.POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                        STOCK OPTION AGREEMENT - FRANCE

[Address]



     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media.Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

2.   Terms and Conditions of Option.

     (a) Exercise Price. The Option Price shall be no less than [         ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), if the Optionee ceases to be a Service Provider (determined after application of subsection (g) hereof) the Option may be exercised, to the extent vested as of the date of such cessation, until the later of thirty (30) days after such Options have become exercisable or thirty (30) days following such cessation, provided that the Option shall not in any event be exercisable following the expiration of its term. Notwithstanding the foregoing provision of this subsection (c), (i) upon termination as a Service Provider by reason of death or Disability, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable, and the Option shall be
exercisable during the [   ] year period following such termination and
(ii) upon termination as a Service Provider by reason of Retirement, the Option shall immediately vest, however, the Option will not become exercisable until
[date] and shall remain exercisable until the later of [date] or the [     ]
anniversary of the date the Optionee retires, whichever is later; provided, however, that the Option shall not in any event be exercisable following the expiration of its term. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause. In the event that the Optionee shall be dismissed as a Service Provider of the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be canceled effective as of the date of the Optionee's termination.

     (g) Effect of Change in Control. If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily as a Service Provider by the Company other than for Cause, the Option granted under this Option Agreement shall immediately vest and become exercisable effective the date of termination.

3.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein, the particular provisions regarding exercisability set forth in that section and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise, and paying the Option Price for each share of Common Stock to be purchased under the Option Agreement. Payment of the Option Price shall be made:

          (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media . Poppe Tyson, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; or

          (iv) by any combination of the above methods of payment;

     provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise the Option as it deems appropriate.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in
Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option.

The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Service. The Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's relationship as a Service Provider at any time with or without Cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted at the sole discretion of the Committee and is not part of his or her contractual compensation and does not oblige the Company to offer options in future years or in similar amounts. The Optionee waives any and all acquired rights claims in connection with past or future employment or service as a consultant or director.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                    MODEM MEDIA.POPPE TYSON, INC.



-------------------------------------       ------------------------------------
Signature                                   By



-------------------------------------       ------------------------------------
Print Name                                  Title




------------------------------

------------------------------
Residence Address




               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.

           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(7)


                         MODEM MEDIA.POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                        STOCK OPTION AGREEMENT - GERMANY

[Address]


     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:


2.  Terms and Conditions of Option.

     (a) Exercise Price. The Option Price shall be no less than [             ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), if the Optionee ceases to be an employee (determined after application of subsection (g) hereof) the Option may be exercised, to the extent vested as of the date of such cessation, during the thirty (30) day period following such cessation, provided that the Option shall not in any event be exercisable following the expiration of its term. Notwithstanding the foregoing provisions of this subsection (c), upon termination by reason of (i) death, (ii) Disability, or (iii) Retirement, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable,
and the Option shall be exercisable during the [   ] year period following
such termination; provided, however, that the Option shall not in any event be exercisable following the expiration of its term. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause. In the event that the Optionee shall be dismissed from the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be canceled effective as of the date of the Optionee's termination.

     (g) Effect of Change in Control. If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily by the Company other than for Cause, the Option granted under this Option Agreement shall immediately vest effective the date of termination.

3.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein and with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise, and paying the Option Price for each share of Common Stock to be purchased under the Option Agreement. Payment of the Option Price shall be made:

          (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; or

          (iv) by any combination of the above methods of payment;

     provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise the Option as it deems appropriate.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Employment or Future Grants. The Optionee acknowledges and agrees that the vesting of options pursuant to the vesting schedule hereof is earned only by continuing as an Employee at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued employment for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment at any time with or without Cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted (and the amount of the award is granted) at the sole discretion of the Committee and is not part of his or her contractual compensation and does not create an enforceable right to further options in future years or in similar amounts. This discretion of the Committee relates to the award of Options and the amount of the award. The Optionee waives any and all acquired rights claims in connection with past or future employment.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                    MODEM MEDIA.POPPE TYSON, INC.



-------------------------------------       ------------------------------------
Signature                                   By



-------------------------------------       ------------------------------------
Print Name                                  Title




------------------------------

------------------------------
Residence Address




               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.

           Be sure to make a copy of this agreement for your records.

                                                                  Exhibit (d)(7)


                        MODEM MEDIA . POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

                       STOCK OPTION AGREEMENT - HONG KONG




[Address]


     Unless otherwise defined herein, capitalized terms in this Stock Option Agreement (the "Agreement") shall have the meanings as defined in the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

1.   Summary of Terms.

     The undersigned Optionee has been granted, by the Compensation Committee of the Board of Directors, an Option to purchase the number of shares of Common Stock of the Company set forth below, at the exercise price per share set forth below, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Grant Identification Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:

     Total Number of Shares Subject to Option:

     Total Exercise Price:

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:

2.   Terms and Conditions of Option.

     (a) Exercise Price. The Option Price shall be no less than [           ]
percent ([   ]%) of the Fair Market Value of the shares of Common Stock on the
Date of Grant.

     (b) Nontransferable. The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

     (c) Exercise after Termination: Except as provided hereinafter in this subsection (c), if the Optionee ceases to be a Service Provider (determined after application of subsection (g) hereof) the Option may be exercised, to the extent vested as of the date of such cessation, during the thirty (30) day period following such cessation, provided that the Option shall not in any event be exercisable following the expiration of its term. Notwithstanding the foregoing provisions of this subsection (c), upon termination as a Service Provider by reason of (i) death, (ii) Disability, or (iii) Retirement, any portion of the Option which would otherwise not then be exercisable shall become immediately exercisable, and the Option shall be exercisable during the
[   ] year period following such termination; provided, however, that the
Option shall not in any event be exercisable following the expiration of its term. In the event of any question regarding the meaning of the terms "termination", "employment", "Retirement" or "Disability" the determination of the Committee shall be final and binding.

     (d) Term of Option: This Option may be exercised only within the term set out in Section 1 above and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     (e) Death of an Optionee: In the event of the death of the Optionee, the Option shall, to the extent then exercisable as provided in subsection (c) shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution.

     (f) Dismissal for Cause. In the event that the Optionee shall be dismissed as a Service Provider of the Company or any of its Subsidiaries for Cause (as defined in the Plan), the Company shall notify the Optionee of such determination and the Option shall be canceled effective as of the date of the Optionee's termination.

     (g) Effect of Change in Control. If within one (1) year following a Change of Control (as defined in the Plan), Optionee is terminated involuntarily as a Service Provider by the Company other than for Cause, the Option granted under this Option Agreement shall immediately vest effective the date of termination.

3.   Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 1 herein and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. The Optionee shall exercise the Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee at the time of exercise, and paying the Option Price for each share of Common Stock to be purchased under the Option Agreement. Payment of the Option Price shall be made:

          (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

          (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

          (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; or

          (iv) by any combination of the above methods of payment;

     provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise the Option as it deems appropriate.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in
Section 1 herein, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Obligations. By executing this Option Agreement, Optionee is acknowledging that the exercise of this Option is conditional on the payment by Optionee to the Company on the exercise of this Option an amount equal to all applicable taxes and/or contributions required to be paid by Optionee or withheld from Optionee by the Company in connection with the exercise of the Option. The method of payment of such taxes and/or contributions shall be determined by the Company at the time of exercise and may include withholding of amounts from cash remuneration payable by the Company to Optionee, withholding by the Company's option administrator from cash payments due to Optionee resulting from the exercise and/or cash payments to be made directly from Optionee at the time of exercise.

7. Entire Agreement; Amendment and Termination. The Plan is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Board of Directors of the Company and/or the shareholders of the Company may terminate the Plan or make such amendments thereof under the terms and conditions stated in the Plan; provided, however, that no such amendment will adversely affect or impair the Optionee's right under this Option Agreement without the consent of the Optionee.

8. Certain Adjustments. In the event of a corporate event that affects the Common Stock (i.e. a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (i) the number of authorized and unissued shares of Common Stock, covered by or available for or covered by an Option (as well as the exercise price) such that the interest of the Participant shall be maintained as before the occurrence of the event.

9. No Guarantee of Continued Service or Future Grants. The Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). The Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's relationship as a Service Provider at any time with or without Cause.

The Optionee acknowledges that the Option is not granted by the Company as a matter of right, but is granted at the sole discretion of the Committee and is not part of his or her contractual compensation and does not oblige the Company to offer options in future years or in similar amounts. The Optionee waives any and all acquired rights claims in connection with past or future employment or service as a consultant or director.

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                   MODEM MEDIA, INC.



-----------------------------------        ------------------------------------
Signature                                  By


-----------------------------------        ------------------------------------
Print Name                                 Title


-----------------------------------

-----------------------------------
Residence Address




               Please sign this grant agreement and return it to
                       MMPT's Human Resources Department.
           Be sure to make a copy of this agreement for your records.


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